UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III
The Berkshire Funds
475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-408-526-0707

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

JUNE 30, 2024

SEMI-ANNUAL REPORT

BERKSHIRE FOCUS FUND (BFOCX)

This semi-annual shareholder report contains important information about the Berkshire Focus Fund (BFOCX) for the period January 1, 2024 to June 30, 2024. You can find additional information about the fund at www.berkshirefunds.com. You can also request this information by contacting us at 1-877-526-0707.

Fund Costs

(based on hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Berkshire Focus Fund	$112.14	1.97%

Management’s Discussion of Performance

For the six-month period ended June 30, 2024, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of 28.95% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of 15.29% over the same period. A $10,000 investment in our Fund over 10 years starting on June 30, 2014, grew to $30,796. This was a +11.90% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $33,521. This was a +12.86% average annual compounded return.

U.S. equity markets extended their upward climb in the first half of 2024. The S&P 500® and NASDAQ Composite both reached a new all-time high in July. Underpinning the advance were robust corporate earnings and hopes that moderating inflation might allow the Federal Reserve to cut interest rates in September. Stock market returns were extremely narrowed in breadth however, driven largely by a handful of mega-cap growth stocks (the so-called “Magnificent Seven”). We remain particularly excited about the opportunities in artificial intelligence (AI), which has driven our overweight allocation in software, semiconductors, and the cloud. We believe both the prospect for falling interest rates over the coming year and healthy corporate earnings growth will continue to drive Fund performance, albeit we might well expect some consolidation in markets near term given such a strong start to the year.

Our investments in NVIDIA (NVDA), Broadcom (AVGO), Meta Platforms (META), and Eli Lilly (LLY) were contributors to the Fund’s performance. However, some of our investments detracted from the Fund’s performance—these included DoorDash (DASH), DraftKings (DKNG), Block (SQ) and Tesla (TSLA). New significant additions to the portfolio in the first half were Apple (AAPL), Arista Networks (ANET), Microsoft (MSFT), Palantir (PLTR), and Taiwan Semiconductor (TSM).

Growth of $10,000(1)

Average Annual Total Returns(1)

Fund Statistics

Net Assets: $246.8 million

Portfolio Holdings: 22

Portfolio Turnover: 1197.1%

Total Advisory Fees Paid: $1,763,012

Top 10 Holdings

(as a percentage of total net assets)

Company	Weight
NVIDIA Corp.	10.92%
Amazon.com, Inc.	7.02%
Broadcom, Inc.	6.15%
Arista Networks, Inc.	6.08%
Eli Lilly and Company	6.05%
Taiwan Semiconductor Mfg. Co. Ltd. – ADR	6.05%
Cloudflare, Inc.	6.03%
The Trade Desk, Inc.	4.98%
Apple, Inc.	4.92%
Meta Platforms, Inc.	4.92%

Sector Allocation

(as a percentage of total net assets)

Sector	Weight
Semiconductors	29.18%
Business Software & Services	18.48%
Communication Equipment	8.60%
Computer Hardware	7.99%
Internet Services	7.03%
Drug Manufacturers	6.05%
Semiconductor Equipment	4.92%
Consumer Electronics	4.92%
Internet Social Media	4.92%
Cybersecurity Equipment & Services	4.05%
Automobile Manufacturers	4.02%
Hotels, Restaurants & Leisure	0.03%
Cryptocurrency	0.01%

(1)	The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JUNE 30, 2024

Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-526-0707 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit www.berkshirefunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments

Berkshire Focus Fund
PORTFOLIO OF INVESTMENTS
June 30, 2024 (Unaudited)

Shares		Value

	COMMON STOCKS - 100.20%	$ 247,298,190
	(Cost $225,771,241)

	AUTOMOBILE MANUFACTURERS - 4.02%	9,919,858
10	Rivian Automotive, Inc. (Class A) *	134
50,130	Tesla, Inc. *	9,919,724

	BEVERAGES - 0.00%	571
10	Celsius Holdings, Inc. *	571

	BUSINESS SOFTWARE & SERVICES - 18.48%	45,608,701
10	Adobe, Inc. *	5,555
10	AppLovin Corporation (Class A) *	832
10	Cadence Design Systems, Inc. *	3,077
179,550	Cloudflare, Inc. (Class A) *	14,872,126
10	Datadog, Inc. (Class A) *	1,297
10	GitLab Inc. (Class A) *	497
10	HubSpot, Inc. *	5,898
10	Impinj, Inc. *	1,568
10	Intuit, Inc.	6,572
27,150	Microsoft Corp.	12,134,692
10	monday.com Ltd. (Israel) *	2,408
10	MongoDB, Inc. (Class A) *	2,500
247,340	Palantir Technologies Inc. (Class A) *	6,265,122
10	Samsara Inc. (Class A) *	337
10	ServiceNow, Inc. *	7,867
10	Snowflake Inc. (Class A) *	1,351
10	Synopsys, Inc. *	5,951
10	Toast, Inc. (Class A) *	258
125,840	The Trade Desk, Inc. (Class A) *	12,290,793

	COMMUNICATION EQUIPMENT - 8.60%	21,233,080
42,840	Arista Networks, Inc. *	15,014,563
85,820	Coherent Corp. *	6,218,517

	COMPUTER HARDWARE - 7.99%	19,720,860
34,760	Dell Technologies, Inc. - Class C	4,793,752
10	NetApp, Inc.	1,288
115,750	Pure Storage, Inc. (Class A) *	7,432,308
10	Super Micro Computer, Inc. *	8,194
98,790	Western Digital Corporation *	7,485,318

	CONSUMER ELECTRONICS - 4.92%	12,138,031
57,630	Apple, Inc.	12,138,031

	CRYPTOCURRENCY - 0.01%	16,672
10	CleanSpark, Inc. *	159
10	Coinbase Global, Inc. (Class A) *	2,222
10	Marathon Digital Holdings, Inc. *	198
10	Micro Strategy, Inc. (Class A) *	13,775
10	Riot Platforms, Inc. *	91
10	Robinhood Markets, Inc. (Class A) *	227

	CYBERSECURITY EQUIPMENT & SERVICES - 4.05%	9,987,250
26,040	CrowdStrike Holdings, Inc. (Class A) *	9,978,268
10	CyberArk Software Ltd. (Israel) *	2,734
10	Okta, Inc. (Class A) *	936
10	Palo Alto Networks, Inc. *	3,390
10	Zscaler, Inc. *	1,922

	DRUG MANUFACTURERS - 6.05%	14,931,143
16,490	Eli Lilly and Company	14,929,716
10	Novo Nordisk A/S - ADR	1,427

	ELECTRICAL EQUIPMENT - 0.00%	4,861
10	Eaton Corporation plc (Ireland)	3,135
10	Vertiv Holdings Co (Class A)	866
10	Vistra Corp.	860

	ENTERTAINMENT - 0.00%	10,858
10	Netflix, Inc. *	6,749
10	Roblox Corporation (Class A) *	372
10	Roku, Inc. (Class A) *	599
10	Spotify Technology S.A. - (Luxembourg) *	3,138

	HOTELS, RESTAURANTS & LEISURE - 0.03%	71,868
10	Booking Holdings Inc.	39,615
10	CAVA Group, Inc. *	928
500	Chipotle Mexican Grill, Inc. *	31,325

	INTERNET SERVICES - 7.03%	17,347,428
10	Airbnb, Inc. (Class A) *	1,516
10	Alphabet, Inc. (Class A)	1,822
89,650	Amazon.com, Inc. *	17,324,863
10	Carvana Co. (Class A) *	1,287
10	Global-E Online Ltd. (Israel) *	363
10	MercadoLibre, Inc. (Argentina) *	16,434
10	Opendoor Technologies Inc. *	18
10	Shopify Inc. (Class A) (Canada) *	661
10	Zillow Group, Inc. (Class C) *	464

	INTERNET SOCIAL MEDIA - 4.92%	12,137,016
24,070	Meta Platforms, Inc. (Class A)	12,136,575
10	Pinterest, Inc. (Class A) *	441

	IT FINANCIAL SERVICES - 0.00%	1,013
10	Affirm Holdings, Inc. (Class A) *	302
10	Block Inc. (Class A) *	645
10	SoFi Technologies, Inc. *	66

	SEMICONDUCTOR - 29.18%	72,027,958
10	Advanced Micro Devices, Inc. *	1,622
46,290	Arm Holdings plc - ADR *	7,573,970
9,450	Broadcom Inc.	15,172,258
10	Marvell Technology, Inc.	699
56,260	Micron Technology, Inc.	7,399,878
10	Monolithic Power Systems, Inc.	8,217
218,110	NVIDIA Corp.	26,945,309
10	ON Semiconductor Corporation *	686
10	QUALCOMM Inc.	1,992
85,860	Taiwan Semiconductor Manufacturing Company Limited - ADR	14,923,327

	SEMICONDUCTOR EQUIPMENT - 4.92%	12,138,825
10	Applied Materials, Inc.	2,360
10	ASML Holding N.V. - ADR	10,227
10	KLA Corporation	8,245
11,380	Lam Research Corporation	12,117,993

	SPORTS ENTERTAINMENT & GAMING - 0.00%	382
10	DraftKings Inc. (Class A) *	382

	TRANSPORT NETWORKS - 0.00%	1,815
10	DoorDash, Inc. (Class A) *	1,088
10	Uber Technologies, Inc. *	727

	EXCHANGE TRADED FUNDS - 0.00%	7,739
	(Cost $1,894)
10	Invesco QQQ ETF	4,791
10	iShares® Bitcoin Trust *	341
10	VanEck Semiconductor ETF	2,607

	TOTAL INVESTMENT SECURITIES - 100.20%	247,305,929
	(Cost $225,773,135)

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.20%)	(483,844)

	NET ASSETS - 100.00%	$ 246,822,085
	Equivalent to $24.50 Per Share

	* Non-income producing.
	ADR - American Depositary Receipt.
	The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Berkshire Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2024 (Unaudited)

ASSETS
Investment securities:
At cost	$ 225,773,135
At value	$ 247,305,929
Cash	25,000
Receivable for dividends	83,816
Receivable for securities sold	19,968,784
Receivable for capital shares sold	45,293
TOTAL ASSETS	267,428,822

LIABILITIES
Payable for securities purchased	19,404,028
Payable for capital shares redeemed	695,399
Payable to affiliate (Note 5)	396,041
Payable for line of credit	109,798
Interest expense	1,471
TOTAL LIABILITIES	20,606,737

NET ASSETS	$ 246,822,085

Net assets consist of:
Paid in capital	$ 507,027,128
Total accumulated deficit	(260,205,043)
NET ASSETS	$ 246,822,085

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	10,075,399

Net asset value and offering price per share	$ 24.50

Minimum redemption price per share*	$ 24.01

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2024 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of $11,180)	$ 318,191
TOTAL INVESTMENT INCOME	318,191

EXPENSES
Investment Advisory fees (Note 5)	1,763,012
Administration fees (Note 5)	532,294
Interest expense	16,212
TOTAL EXPENSES	2,311,518

NET INVESTMENT LOSS	(1,993,327)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	63,614,333
Net change in unrealized appreciation on investments	(2,363,861)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	61,250,472

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 59,257,145

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
STATEMENTS OF CHANGBerkshire Focus FundES IN NET ASSETS
For the Periods Ended June 30, 2024 (Unaudited) and December 31, 2023

	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2024	December 31, 2023

FROM OPERATIONS:
Net investment loss	$ (1,993,327)	$ (4,255,648)
Net realized gain from security transactions	63,614,333	73,653,351
Net change in unrealized appreciation on investments	(2,363,861)	15,402,458
Net increase in net assets from operations	59,257,145	84,800,161

FROM DISTRIBUTIONS:	-	-

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,239,204	23,085,916
Proceeds from redemption fees (Note 6)	49,424	133,377
Payments for shares redeemed	(44,940,677)	(75,960,913)
Net decrease in net assets from capital share transactions	(32,652,049)	(52,741,620)

TOTAL INCREASE IN NET ASSETS	26,605,096	32,058,541

NET ASSETS:
Beginning of period	220,216,989	188,158,448

End of period	$ 246,822,085	$ 220,216,989

CAPITAL SHARE ACTIVITY:
Shares sold	556,000	1,410,224
Shares reinvested	-	-
Shares redeemed	(2,068,727)	(4,691,727)
Net decrease in shares outstanding	(1,512,727)	(3,281,503)
Shares outstanding, beginning of period	11,588,126	14,869,629

Shares outstanding, end of period	10,075,399	11,588,126

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	(Unaudited)
	Six Months		Year	Year	Year		Year	Year
	Ended		Ended	Ended	Ended		Ended	Ended
	6/30/2024		12/31/2023	12/31/2022	12/31/2021		12/31/2020	12/31/2019

NET ASSET VALUE, BEGINNING OF PERIOD	$ 19.00		$ 12.65	$ 36.21	$ 43.76		$ 27.54	$ 22.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.19)		(0.32)	(0.39)	(0.82)		(0.64)	(0.45)
Net realized and unrealized gains (losses)
on investments	5.69		6.66	(23.18)	0.29	(B)	26.04	9.51
Total from investment operations	5.50		6.34	(23.57)	(0.53)		25.40	9.06

Proceeds from redemption fees	-	(H)	0.01	0.01	0.05		0.10	0.06
LESS DISTRIBUTIONS:
Distributions from net realized gains	-		-	-	(7.07)		(9.28)	(3.91)
Total distributions	-		-	-	(7.07)		(9.28)	(3.91)

NET ASSET VALUE, END OF PERIOD	$ 24.50		$ 19.00	$ 12.65	$ 36.21		$ 43.76	$ 27.54

TOTAL RETURN(C)	28.95%	(F)	50.20%	(65.06%)	(1.38%)		92.26%	40.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$ 246,822		$ 220,217	$ 188,158	$ 747,424		$ 943,532	$ 327,669
Ratio of expenses to average net assets(D)	1.97%	(G)	1.97%	1.94%	1.90%		1.92%	1.95%
Ratio of net investment loss to average net assets	(1.70%)	(G)	(1.96%)	(1.93%)	(1.87%)		(1.70%)	(1.56%)
Portfolio turnover rate(E)	1197.1%	(F)	1613.9%	1534.6%	1424.8%		1599.1%	980.3%

(A) Net investment loss was calculated using the average shares outstanding method.
(B) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain (loss) on investments in the Statement of Operations.
(C) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(D) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.95%, 1.96%, 1.93%, 1.89%, 1.91%
and 1.95%, respectively.
(E) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(F) Not annualized for periods of less than one full year.
(G) Annualized for periods of less than one full year.
(H) Less than $0.005.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2024
(Unaudited)

1. Organization
The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The following is a summary of the Trust’s significant accounting policies:

Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

Securities valuation — The Fund’s portfolio securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at its last sales price, the security is categorized as a Level 1 security (described below), and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a Level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued in good faith by the Valuation Committee, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures and are categorized as level 2 or level 3, when appropriate. The Trust's Valuation Committee shall consist of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures which were established in accordance with Rule 2a-5 of the 1940 Act, it is incumbent upon the Valuation Committee to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these or other methods.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s Valuation Committee's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Common Stock
Semiconductor	$ 72,027,958	-	-	$ 72,027,958
Business Software & Services	45,608,701	-	-	45,608,701
Communication Equipment	21,233,080	-	-	21,233,080
Computer Hardware	19,720,860	-	-	19,720,860
Internet Services	17,347,428	-	-	17,347,428
Drug Manufacturers	14,931,143	-	-	14,931,143
Semiconductor Equipment	12,138,825	-	-	12,138,825
Consumer Electronics	12,138,031	-	-	12,138,031
Internet Social Media	12,137,016	-	-	12,137,016
Cybersecurity Equipment & Services	9,987,250	-	-	9,987,250
Automobile Manufacturer	9,919,858	-	-	9,919,858
Hotels, Restaurants & Leisure	71,868	-	-	71,868
Cryptocurrency	16,672	-	-	16,672
Entertainment	10,858	-	-	10,858
Electrical Equipment	4,861	-	-	4,861
Transport Networks	1,815	-	-	1,815
IT Financial Services	1,013	-	-	1,013
Beverages	571	-	-	571
Sports Entertainment & Gaming	382	-	-	382
Total Common Stocks	247,298,190	-	-	247,298,190
Exchange Traded Funds	7,739	-	-	7,739
Total Investment Securities	$ 247,305,929	-	-	$ 247,305,929

The Fund did not hold any Level 3 securities during the six month period ended June 30, 2024.

The Fund did not hold any derivative instruments during the reporting period.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the six month period ended June 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Effective September 30, 2019, the Fund elected a tax year-end of September 30. For the tax year ended September 30, 2023 and the fiscal year December 31, 2023, the following permanent adjustment was recorded.

The adjustment was primarily related to the reclassification of net operating loss:

Paid-In Capital	$ (6,415,762)
Total Distributable Earnings	$ 6,415,762

3. Investment Transactions
Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2024, were $2,796,679,858 and $2,831,658,839 respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information
For Federal income tax purposes, as of December 31, 2023, the cost of investments, and gross appreciation/depreciation was as follows:

Federal Income Tax Cost	$ 243,963,657
Gross Unrealized Appreciation	$ 24,835,747
Gross Unrealized Depreciation	(47,480,321)
Net Unrealized Depreciation	$ (22,644,574)

The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

There were no distributions paid during the six month period ended June 30, 2024 or the fiscal year ended December 31, 2023.

As of the tax year ended September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	$ (311,346,315)
Net Unrealized Depreciation	(41,161,942)
Total Accumulated Deficit	$ (352,508,257)

As of tax year ended September 30, 2023, accumulated capital and other losses included the following:

Deferred Interest Expense	$ 58,324
Deferred Late Year Ordinary Losses	$ 3,215,331
Short-Term Capital Loss Carryforward	$ 308,072,660

Under current tax law, late year ordinary losses incurred after December 31 of a fund’s tax fiscal year end may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The capital loss carryforward has no expiration.

5. Related Party Transactions, Investment Advisory and Administrative Fees
Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $45,000 in Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2024.

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2024, Berkshire Capital was paid an investment advisory fee of $1,763,012 and an administration fee of $532,294 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2024, totaled $396,041.

6. Redemption Fee
The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2024, proceeds from redemption fees were $49,424.

7. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At June 30, 2024, National Financial Services Corp. beneficially owned, in aggregate, 52.48% of the Fund, and Charles Schwab & Co. Inc. beneficially owned, in aggregate, 25.63% of the Fund.

8. Market Developments, Events, and Risks
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

9. Revolving Credit Agreement
The Trust entered into a Revolving Credit Agreement (the “Loan Agreement”) between the Trust and its custodian, The Huntington National Bank, N.A. The Fund may not borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The maximum amount that the Fund is permitted to borrow is the lesser of: (i) $3,000,000 or (ii) 10% of the Fund's daily market value and is secured by the securities in the Fund. The maximum interest rate of such loans is set at a rate per annum equal to the Term Secured Overnight Financing Rate subject to a .25% floor, plus 1.85% per annum, subject to an Annual Fee and an Unused Fee. The Annual Fee for the Loan Agreement is equal to 1/8 of one percent (1.00%) of the Loan Amount of $3,000,000 and the Unused Fee is equal to 1/8 of one percent (1.00%) of the excess of the Loan Amount over the outstanding principal balance of the loan. During the six month period ended June 30, 2024, the Fund had an average loan balance of $411,566 and paid an average interest rate of 7.18%. Additionally, the maximum borrowing during the period was $1,756,674, which occurred on June 12, 2024. As of June 30, 2024, there was an outstanding loan balance of $109,798 and the interest rate was 7.18% . No compensating balances are required. The loan matures on August 13, 2025, per agreement.

10. Concentration of Sector Risk
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2024, the Fund had 29.18% of the value of its net assets invested in stocks within the Semiconductor sector.

11. Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2024, through the date these financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By: /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: 8/28/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: 8/28/2024